                                                                   EXHIBIT 10.29



                           INDEMNIFICATION AGREEMENT



       THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into this 24th day of May, 1996, by and between Elise Turner (the "Indemnitee") and Wyndham Management Corporation, a Delaware corporation ("Wyndham").


Recitals:

       The Indemnitee is the Secretary of GHMB, Inc. (the "Corporation").

       The Corporation is the holder of liquor licenses for one or more hotels managed by Wyndham.

       The Indemnitee has requested that Wyndham indemnify and hold the Indemnitee harmless from any and claims, demands, liabilities, costs, fines and expenses (including reasonable attorneys' fees) (collectively, "Liabilities") (WITH "LIABILITIES" TO INCLUDE, WITHOUT LIMITATION, ALL LIABILITIES CAUSED BY THE SIMPLE NEGLIGENCE OF THE INDEMNITEE AND THOSE AS TO WHICH THE INDEMNITEE MAY BE STRICTLY LIABLE) incurred, resulting from or arising out of the Indemnitee's service as an officer of the Corporation, except for such Liabilities caused by the gross negligence, willful misconduct or willful violation of applicable law by the Indemnitee. Wyndham is willing to provide such indemnification on the terms and conditions set forth herein.

       For and in consideration of the premises and of the mutual covenants and agreements set forth herein, the Indemnitee and Wyndham agree as follows:

       1. Indemnification. WYNDHAM SHALL INDEMNIFY AND HOLD HARMLESS THE INDEMNITEE FROM AND AGAINST ANY AND ALL LIABILITIES INCURRED, RESULTING FROM OR ARISING OUT OF THE INDEMNITEE'S SERVICE AS AN OFFICER OF THE CORPORATION, EXCEPT FOR SUCH LIABILITIES CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR WILLFUL VIOLATION OF APPLICABLE LAW BY THE INDEMNITEE. WYNDHAM ACKNOWLEDGES THAT THE FOREGOING INDEMNITY INCLUDES, BUT IS NOT LIMITED TO, AN AGREEMENT BY WYNDHAM TO INDEMNIFY THE INDEMNITEE AGAINST LIABILITIES CAUSED BY THE SIMPLE NEGLIGENCE OF THE INDEMNITEE AND THOSE AS TO WHICH THE INDEMNITEE MAY BE STRICTLY LIABLE.

       2. Cooperation. In consideration of the indemnification provided pursuant to paragraph 1 above, the Indemnitee agrees that, upon the request of Wyndham, whether made before, upon or after any termination of the Indemnitee's employment by Wyndham, the Indemnitee will cooperate with Wyndham to effect the transfer of any liquor license or licenses owned or held by the Corporation to Wyndham or Wyndham's designee.

       3. Further Assurances. Promptly upon the request of either party, the other party hereto will execute any and all documents, instruments and agreements as may be requested by the requesting party in order to carry out the intent of this Agreement and to perfect or give further assurances of any of the rights granted or provided for herein.

       4. Miscellaneous. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns. This Agreement shall be governed by and construed under the laws of the State of Texas.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.





                                               /s/  ELISE TURNER
                                         ----------------------------------

                                                    Elise Turner


                                      WYNDHAM MANAGEMENT CORPORATION, a Delaware corporation
                                      ("Wyndham")




                                      By:   /s/  JAMES D. CARREKER
                                         ----------------------------------

                                         Name:
                                                ---------------------------
                                         Title:
                                                ---------------------------

                           INDEMNIFICATION AGREEMENT



       THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into this 24th day of May, 1996, by and between Elise Turner (the "Indemnitee") and Wyndham Management Corporation, a Delaware corporation ("Wyndham").


Recitals:

       The Indemnitee is the Secretary of MBAH, Inc. (the "Corporation").

       The Corporation is the holder of liquor licenses for one or more hotels managed by Wyndham.

       The Indemnitee has requested that Wyndham indemnify and hold the Indemnitee harmless from any and claims, demands, liabilities, costs, fines and expenses (including reasonable attorneys' fees) (collectively, "Liabilities") (WITH "LIABILITIES" TO INCLUDE, WITHOUT LIMITATION, ALL LIABILITIES CAUSED BY THE SIMPLE NEGLIGENCE OF THE INDEMNITEE AND THOSE AS TO WHICH THE INDEMNITEE MAY BE STRICTLY LIABLE) incurred, resulting from or arising out of the Indemnitee's service as an officer of the Corporation, except for such Liabilities caused by the gross negligence, willful misconduct or willful violation of applicable law by the Indemnitee. Wyndham is willing to provide such indemnification on the terms and conditions set forth herein.

       For and in consideration of the premises and of the mutual covenants and agreements set forth herein, the Indemnitee and Wyndham agree as follows:

       1. Indemnification. WYNDHAM SHALL INDEMNIFY AND HOLD HARMLESS THE INDEMNITEE FROM AND AGAINST ANY AND ALL LIABILITIES INCURRED, RESULTING FROM OR ARISING OUT OF THE INDEMNITEE'S SERVICE AS AN OFFICER OF THE CORPORATION, EXCEPT FOR SUCH LIABILITIES CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR WILLFUL VIOLATION OF APPLICABLE LAW BY THE INDEMNITEE. WYNDHAM ACKNOWLEDGES THAT THE FOREGOING INDEMNITY INCLUDES, BUT IS NOT LIMITED TO, AN AGREEMENT BY WYNDHAM TO INDEMNIFY THE INDEMNITEE AGAINST LIABILITIES CAUSED BY THE SIMPLE NEGLIGENCE OF THE INDEMNITEE AND THOSE AS TO WHICH THE INDEMNITEE MAY BE STRICTLY LIABLE.

       2. Cooperation. In consideration of the indemnification provided pursuant to paragraph 1 above, the Indemnitee agrees that, upon the request of Wyndham, whether made before, upon or after any termination of the Indemnitee's employment by Wyndham, the Indemnitee will cooperate with Wyndham to effect the transfer of any liquor license or licenses owned or held by the Corporation to Wyndham or Wyndham's designee.

       3. Further Assurances. Promptly upon the request of either party, the other party hereto will execute any and all documents, instruments and agreements as may be requested by the requesting party in order to carry out the intent of this Agreement and to perfect or give further assurances of any of the rights granted or provided for herein.

       4. Miscellaneous. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns. This Agreement shall be governed by and construed under the laws of the State of Texas.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.





                                             /s/  ELISE TURNER
                                         ----------------------------------

                                                  Elise Turner


                                      WYNDHAM MANAGEMENT CORPORATION, a Delaware corporation
                                      ("Wyndham")




                                      By:     /s/  JAMES D. CARREKER
                                         ----------------------------------

                                         Name:
                                                ---------------------------
                                         Title:
                                                ---------------------------

                           INDEMNIFICATION AGREEMENT


       THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into this 24th day of May, 1996, by and between Elise Turner (the "Indemnitee") and Wyndham Management Corporation, a Delaware corporation ("Wyndham").

Recitals:

       The Indemnitee is the Secretary of CHMB, Inc. (the "Corporation").

       The Corporation is the holder of liquor licenses for one or more hotels managed by Wyndham.

       The Indemnitee has requested that Wyndham indemnify and hold the Indemnitee harmless from any and claims, demands, liabilities, costs, fines and expenses (including reasonable attorneys' fees) (collectively, "Liabilities") (WITH "LIABILITIES" TO INCLUDE, WITHOUT LIMITATION, ALL LIABILITIES CAUSED BY THE SIMPLE NEGLIGENCE OF THE INDEMNITEE AND THOSE AS TO WHICH THE INDEMNITEE MAY BE STRICTLY LIABLE) incurred, resulting from or arising out of the Indemnitee's service as an officer of the Corporation, except for such Liabilities caused by the gross negligence, willful misconduct or willful violation of applicable law by the Indemnitee. Wyndham is willing to provide such indemnification on the terms and conditions set forth herein.

       For and in consideration of the premises and of the mutual covenants and agreements set forth herein, the Indemnitee and Wyndham agree as follows:

       1. Indemnification. WYNDHAM SHALL INDEMNIFY AND HOLD HARMLESS THE INDEMNITEE FROM AND AGAINST ANY AND ALL LIABILITIES INCURRED, RESULTING FROM OR ARISING OUT OF THE INDEMNITEE'S SERVICE AS AN OFFICER OF THE CORPORATION, EXCEPT FOR SUCH LIABILITIES CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR WILLFUL VIOLATION OF APPLICABLE LAW BY THE INDEMNITEE. WYNDHAM ACKNOWLEDGES THAT THE FOREGOING INDEMNITY INCLUDES, BUT IS NOT LIMITED TO, AN AGREEMENT BY WYNDHAM TO INDEMNIFY THE INDEMNITEE AGAINST LIABILITIES CAUSED BY THE SIMPLE NEGLIGENCE OF THE INDEMNITEE AND THOSE AS TO WHICH THE INDEMNITEE MAY BE STRICTLY LIABLE.

       2. Cooperation. In consideration of the indemnification provided pursuant to paragraph 1 above, the Indemnitee agrees that, upon the request of Wyndham, whether made before, upon or after any termination of the Indemnitee's employment by Wyndham, the Indemnitee will cooperate with Wyndham to effect the transfer of any liquor license or licenses owned or held by the Corporation to Wyndham or Wyndham's designee.

       3. Further Assurances. Promptly upon the request of either party, the other party hereto will execute any and all documents, instruments and agreements as may be requested by the requesting party in order to carry out the intent of this Agreement and to perfect or give further assurances of any of the rights granted or provided for herein.

       4. Miscellaneous. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns. This Agreement shall be governed by and construed under the laws of the State of Texas.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.




                                               /s/ ELISE TURNER
                                         ----------------------------------
                                                   Elise Turner


                                      WYNDHAM MANAGEMENT CORPORATION, a
                                      Delaware corporation
                                      ("Wyndham")


                                      By:     /s/ JAMES D. CARREKER
                                         ----------------------------------
                                         Name:
                                                ---------------------------
                                         Title:
                                                ---------------------------

                           INDEMNIFICATION AGREEMENT


       THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into this 24th day of May, 1996, by and between Elise Turner (the "Indemnitee") and Wyndham Management Corporation, a Delaware corporation ("Wyndham").

Recitals:

       The Indemnitee is the Secretary of Waterfront Management Corporation (the "Corporation").

       The Corporation is the holder of liquor licenses for one or more hotels managed by Wyndham.

       The Indemnitee has requested that Wyndham indemnify and hold the Indemnitee harmless from any and claims, demands, liabilities, costs, fines and expenses (including reasonable attorneys' fees) (collectively, "Liabilities") (WITH "LIABILITIES" TO INCLUDE, WITHOUT LIMITATION, ALL LIABILITIES CAUSED BY THE SIMPLE NEGLIGENCE OF THE INDEMNITEE AND THOSE AS TO WHICH THE INDEMNITEE MAY BE STRICTLY LIABLE) incurred, resulting from or arising out of the Indemnitee's service as an officer of the Corporation, except for such Liabilities caused by the gross negligence, willful misconduct or willful violation of applicable law by the Indemnitee. Wyndham is willing to provide such indemnification on the terms and conditions set forth herein.


       For and in consideration of the premises and of the mutual covenants and agreements set forth herein, the Indemnitee and Wyndham agree as follows:

       1. Indemnification. WYNDHAM SHALL INDEMNIFY AND HOLD HARMLESS THE INDEMNITEE FROM AND AGAINST ANY AND ALL LIABILITIES INCURRED, RESULTING FROM OR ARISING OUT OF THE INDEMNITEE'S SERVICE AS AN OFFICER OF THE CORPORATION, EXCEPT FOR SUCH LIABILITIES CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR WILLFUL VIOLATION OF APPLICABLE LAW BY THE INDEMNITEE. WYNDHAM ACKNOWLEDGES THAT THE FOREGOING INDEMNITY INCLUDES, BUT IS NOT LIMITED TO, AN AGREEMENT BY WYNDHAM TO INDEMNIFY THE INDEMNITEE AGAINST LIABILITIES CAUSED BY THE SIMPLE NEGLIGENCE OF THE INDEMNITEE AND THOSE AS TO WHICH THE INDEMNITEE MAY BE STRICTLY LIABLE.

       2. Cooperation. In consideration of the indemnification provided pursuant to paragraph 1 above, the Indemnitee agrees that, upon the request of Wyndham, whether made before, upon or after any termination of the Indemnitee's employment by Wyndham, the Indemnitee will cooperate with Wyndham to effect the transfer of any liquor license or licenses owned or held by the Corporation to Wyndham or Wyndham's designee.

       3. Further Assurances. Promptly upon the request of either party, the other party hereto will execute any and all documents, instruments and agreements as may be requested by the requesting party in order to carry out the intent of this Agreement and to perfect or give further assurances of any of the rights granted or provided for herein.


       4. Miscellaneous. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns. This Agreement shall be governed by and construed under the laws of the State of Texas.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.




                                                /s/ ELISE TURNER
                                         ----------------------------------
                                                    Elise Turner


                                      WYNDHAM MANAGEMENT CORPORATION, a Delaware corporation
                                      ("Wyndham")


                                      By:     /s/ JAMES D. CARREKER
                                         ----------------------------------
                                         Name:
                                                ---------------------------
                                         Title:
                                                ---------------------------

                           INDEMNIFICATION AGREEMENT


       THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into this 24th day of May, 1996, by and between Elise Turner (the "Indemnitee") and Wyndham Management Corporation, a Delaware corporation ("Wyndham").

Recitals:

       The Indemnitee is the Secretary of PSMB, Inc. (the "Corporation").

       The Corporation is the holder of liquor licenses for one or more hotels managed by Wyndham.

       The Indemnitee has requested that Wyndham indemnify and hold the Indemnitee harmless from any and claims, demands, liabilities, costs, fines and expenses (including reasonable attorneys' fees) (collectively, "Liabilities") (WITH "LIABILITIES" TO INCLUDE, WITHOUT LIMITATION, ALL LIABILITIES CAUSED BY THE SIMPLE NEGLIGENCE OF THE INDEMNITEE AND THOSE AS TO WHICH THE INDEMNITEE MAY BE STRICTLY LIABLE) incurred, resulting from or arising out of the Indemnitee's service as an officer of the Corporation, except for such Liabilities caused by the gross negligence, willful misconduct or willful violation of applicable law by the Indemnitee. Wyndham is willing to provide such indemnification on the terms and conditions set forth herein.

       For and in consideration of the premises and of the mutual covenants and agreements set forth herein, the Indemnitee and Wyndham agree as follows:

       1. Indemnification. WYNDHAM SHALL INDEMNIFY AND HOLD HARMLESS THE INDEMNITEE FROM AND AGAINST ANY AND ALL LIABILITIES INCURRED, RESULTING FROM OR ARISING OUT OF THE INDEMNITEE'S SERVICE AS AN OFFICER OF THE CORPORATION, EXCEPT FOR SUCH LIABILITIES CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR WILLFUL VIOLATION OF APPLICABLE LAW BY THE INDEMNITEE. WYNDHAM ACKNOWLEDGES THAT THE FOREGOING INDEMNITY INCLUDES, BUT IS NOT LIMITED TO, AN AGREEMENT BY WYNDHAM TO INDEMNIFY THE INDEMNITEE AGAINST LIABILITIES CAUSED BY THE SIMPLE NEGLIGENCE OF THE INDEMNITEE AND THOSE AS TO WHICH THE INDEMNITEE MAY BE STRICTLY LIABLE.

       2. Cooperation. In consideration of the indemnification provided pursuant to paragraph 1 above, the Indemnitee agrees that, upon the request of Wyndham, whether made before, upon or after any termination of the Indemnitee's employment by Wyndham, the Indemnitee will cooperate with Wyndham to effect the transfer of any liquor license or licenses owned or held by the Corporation to Wyndham or Wyndham's designee.

       3. Further Assurances. Promptly upon the request of either party, the other party hereto will execute any and all documents, instruments and agreements as may be requested by the requesting party in order to carry out the intent of this Agreement and to perfect or give further assurances of any of the rights granted or provided for herein.

       4. Miscellaneous. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns. This Agreement shall be governed by and construed under the laws of the State of Texas.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.




                                                /s/ ELISE TURNER
                                         ----------------------------------
                                                    Elise Turner


                                      WYNDHAM MANAGEMENT CORPORATION, a Delaware corporation
                                      ("Wyndham")


                                      By:      /s/ JAMES D. CARREKER
                                         ----------------------------------
                                         Name:
                                                ---------------------------
                                         Title:
                                                ---------------------------

                           INDEMNIFICATION AGREEMENT


       THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into this 24th day of May, 1996, by and between Elise Turner (the "Indemnitee") and Wyndham Management Corporation, a Delaware corporation ("Wyndham").


Recitals:

       The Indemnitee is the Secretary of MTMB, Inc. (the "Corporation").

       The Corporation is the holder of liquor licenses for one or more hotels managed by Wyndham.

       The Indemnitee has requested that Wyndham indemnify and hold the Indemnitee harmless from any and claims, demands, liabilities, costs, fines and expenses (including reasonable attorneys' fees) (collectively, "Liabilities") (WITH "LIABILITIES" TO INCLUDE, WITHOUT LIMITATION, ALL LIABILITIES CAUSED BY THE SIMPLE NEGLIGENCE OF THE INDEMNITEE AND THOSE AS TO WHICH THE INDEMNITEE MAY BE STRICTLY LIABLE) incurred, resulting from or arising out of the Indemnitee's service as an officer of the Corporation, except for such Liabilities caused by the gross negligence, willful misconduct or willful violation of applicable law by the Indemnitee. Wyndham is willing to provide such indemnification on the terms and conditions set forth herein.

       For and in consideration of the premises and of the mutual covenants and agreements set forth herein, the Indemnitee and Wyndham agree as follows:

       1. Indemnification. WYNDHAM SHALL INDEMNIFY AND HOLD HARMLESS THE INDEMNITEE FROM AND AGAINST ANY AND ALL LIABILITIES INCURRED, RESULTING FROM OR ARISING OUT OF THE INDEMNITEE'S SERVICE AS AN OFFICER OF THE CORPORATION, EXCEPT FOR SUCH LIABILITIES CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR WILLFUL VIOLATION OF APPLICABLE LAW BY THE INDEMNITEE. WYNDHAM ACKNOWLEDGES THAT THE FOREGOING INDEMNITY INCLUDES, BUT IS NOT LIMITED TO, AN AGREEMENT BY WYNDHAM TO INDEMNIFY THE INDEMNITEE AGAINST LIABILITIES CAUSED BY THE SIMPLE NEGLIGENCE OF THE INDEMNITEE AND THOSE AS TO WHICH THE INDEMNITEE MAY BE STRICTLY LIABLE.

       2. Cooperation. In consideration of the indemnification provided pursuant to paragraph 1 above, the Indemnitee agrees that, upon the request of Wyndham, whether made before, upon or after any termination of the Indemnitee's employment by Wyndham, the Indemnitee will cooperate with Wyndham to effect the transfer of any liquor license or licenses owned or held by the Corporation to Wyndham or Wyndham's designee.

       3. Further Assurances. Promptly upon the request of either party, the other party hereto will execute any and all documents, instruments and agreements as may be requested by the requesting party in order to carry out the intent of this Agreement and to perfect or give further assurances of any of the rights granted or provided for herein.

       4. Miscellaneous. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns. This Agreement shall be governed by and construed under the laws of the State of Texas.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.




                                              /s/ ELISE TURNER
                                         ----------------------------------

                                                 Elise Turner


                                      WYNDHAM MANAGEMENT CORPORATION, a Delaware corporation
                                      ("Wyndham")



                                      By:  /s/ JAMES D. CARREKER
                                         ----------------------------------

                                         Name:
                                                ---------------------------
                                         Title:
                                                ---------------------------

                           INDEMNIFICATION AGREEMENT



       THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into this 24th day of May, 1996, by and between Elise Turner (the "Indemnitee") and Wyndham Management Corporation, a Delaware corporation ("Wyndham").


Recitals:

       The Indemnitee is the Secretary of MDMB, Inc. (the "Corporation").

       The Corporation is the holder of liquor licenses for one or more hotels managed by Wyndham.

       The Indemnitee has requested that Wyndham indemnify and hold the Indemnitee harmless from any and claims, demands, liabilities, costs, fines and expenses (including reasonable attorneys' fees) (collectively, "Liabilities") (WITH "LIABILITIES" TO INCLUDE, WITHOUT LIMITATION, ALL LIABILITIES CAUSED BY THE SIMPLE NEGLIGENCE OF THE INDEMNITEE AND THOSE AS TO WHICH THE INDEMNITEE MAY BE STRICTLY LIABLE) incurred, resulting from or arising out of the Indemnitee's service as an officer of the Corporation, except for such Liabilities caused by the gross negligence, willful misconduct or willful violation of applicable law by the Indemnitee. Wyndham is willing to provide such indemnification on the terms and conditions set forth herein.

       For and in consideration of the premises and of the mutual covenants and agreements set forth herein, the Indemnitee and Wyndham agree as follows:

       1. Indemnification. WYNDHAM SHALL INDEMNIFY AND HOLD HARMLESS THE INDEMNITEE FROM AND AGAINST ANY AND ALL LIABILITIES INCURRED, RESULTING FROM OR ARISING OUT OF THE INDEMNITEE'S SERVICE AS AN OFFICER OF THE CORPORATION, EXCEPT FOR SUCH LIABILITIES CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR WILLFUL VIOLATION OF APPLICABLE LAW BY THE INDEMNITEE. WYNDHAM ACKNOWLEDGES THAT THE FOREGOING INDEMNITY INCLUDES, BUT IS NOT LIMITED TO, AN AGREEMENT BY WYNDHAM TO INDEMNIFY THE INDEMNITEE AGAINST LIABILITIES CAUSED BY THE SIMPLE NEGLIGENCE OF THE INDEMNITEE AND THOSE AS TO WHICH THE INDEMNITEE MAY BE STRICTLY LIABLE.

       2. Cooperation. In consideration of the indemnification provided pursuant to paragraph 1 above, the Indemnitee agrees that, upon the request of Wyndham, whether made before, upon or after any termination of the Indemnitee's employment by Wyndham, the Indemnitee will cooperate with Wyndham to effect the transfer of any liquor license or licenses owned or held by the Corporation to Wyndham or Wyndham's designee.

       3. Further Assurances. Promptly upon the request of either party, the other party hereto will execute any and all documents, instruments and agreements as may be requested by the requesting party in order to carry out the intent of this Agreement and to perfect or give further assurances of any of the rights granted or provided for herein.

       4. Miscellaneous. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns. This Agreement shall be governed by and construed under the laws of the State of Texas.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.





                                             /s/  ELISE TURNER
                                         ----------------------------------

                                                 Elise Turner


                                      WYNDHAM MANAGEMENT CORPORATION, a Delaware corporation
                                      ("Wyndham")




                                      By:  /s/ JAMES D. CARREKER
                                         ----------------------------------

                                         Name:
                                                ---------------------------
                                         Title:
                                                ---------------------------

                           INDEMNIFICATION AGREEMENT



       THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into this 24th day of May, 1996, by and between Elise Turner (the "Indemnitee") and Wyndham Management Corporation, a Delaware corporation ("Wyndham").


Recitals:

       The Indemnitee is the Secretary of AMMB, Inc. (the "Corporation").

       The Corporation is the holder of liquor licenses for one or more hotels managed by Wyndham.

       The Indemnitee has requested that Wyndham indemnify and hold the Indemnitee harmless from any and claims, demands, liabilities, costs, fines and expenses (including reasonable attorneys' fees) (collectively, "Liabilities") (WITH "LIABILITIES" TO INCLUDE, WITHOUT LIMITATION, ALL LIABILITIES CAUSED BY THE SIMPLE NEGLIGENCE OF THE INDEMNITEE AND THOSE AS TO WHICH THE INDEMNITEE MAY BE STRICTLY LIABLE) incurred, resulting from or arising out of the Indemnitee's service as an officer of the Corporation, except for such Liabilities caused by the gross negligence, willful misconduct or willful violation of applicable law by the Indemnitee. Wyndham is willing to provide such indemnification on the terms and conditions set forth herein.

       For and in consideration of the premises and of the mutual covenants and agreements set forth herein, the Indemnitee and Wyndham agree as follows:

       1. Indemnification. WYNDHAM SHALL INDEMNIFY AND HOLD HARMLESS THE INDEMNITEE FROM AND AGAINST ANY AND ALL LIABILITIES INCURRED, RESULTING FROM OR ARISING OUT OF THE INDEMNITEE'S SERVICE AS AN OFFICER OF THE CORPORATION, EXCEPT FOR SUCH LIABILITIES CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR WILLFUL VIOLATION OF APPLICABLE LAW BY THE INDEMNITEE. WYNDHAM ACKNOWLEDGES THAT THE FOREGOING INDEMNITY INCLUDES, BUT IS NOT LIMITED TO, AN AGREEMENT BY WYNDHAM TO INDEMNIFY THE INDEMNITEE AGAINST LIABILITIES CAUSED BY THE SIMPLE NEGLIGENCE OF THE INDEMNITEE AND THOSE AS TO WHICH THE INDEMNITEE MAY BE STRICTLY LIABLE.

       2. Cooperation. In consideration of the indemnification provided pursuant to paragraph 1 above, the Indemnitee agrees that, upon the request of Wyndham, whether made before, upon or after any termination of the Indemnitee's employment by Wyndham, the Indemnitee will cooperate with Wyndham to effect the transfer of any liquor license or licenses owned or held by the Corporation to Wyndham or Wyndham's designee.

       3. Further Assurances. Promptly upon the request of either party, the other party hereto will execute any and all documents, instruments and agreements as may be requested by the requesting party in order to carry out the intent of this Agreement and to perfect or give further assurances of any of the rights granted or provided for herein.

       4. Miscellaneous. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns. This Agreement shall be governed by and construed under the laws of the State of Texas.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.





                                             /s/ ELISE TURNER
                                         ----------------------------------

                                                 Elise Turner


                                      WYNDHAM MANAGEMENT CORPORATION, a Delaware corporation
                                      ("Wyndham")



                                      By:  /s/ JAMES D. CARREKER
                                         ----------------------------------

                                         Name:
                                                ---------------------------
                                         Title:
                                                ---------------------------

                           INDEMNIFICATION AGREEMENT



       THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into this 24th day of May, 1996, by and between Elise Turner (the "Indemnitee") and Wyndham Management Corporation, a Delaware corporation ("Wyndham").


Recitals:

       The Indemnitee is the Secretary of OHMB, Inc. (the "Corporation").

       The Corporation is the holder of liquor licenses for one or more hotels managed by Wyndham.

       The Indemnitee has requested that Wyndham indemnify and hold the Indemnitee harmless from any and claims, demands, liabilities, costs, fines and expenses (including reasonable attorneys' fees) (collectively, "Liabilities") (WITH "LIABILITIES" TO INCLUDE, WITHOUT LIMITATION, ALL LIABILITIES CAUSED BY THE SIMPLE NEGLIGENCE OF THE INDEMNITEE AND THOSE AS TO WHICH THE INDEMNITEE MAY BE STRICTLY LIABLE) incurred, resulting from or arising out of the Indemnitee's service as an officer of the Corporation, except for such Liabilities caused by the gross negligence, willful misconduct or willful violation of applicable law by the Indemnitee. Wyndham is willing to provide such indemnification on the terms and conditions set forth herein.

       For and in consideration of the premises and of the mutual covenants and agreements set forth herein, the Indemnitee and Wyndham agree as follows:

       1. Indemnification. WYNDHAM SHALL INDEMNIFY AND HOLD HARMLESS THE INDEMNITEE FROM AND AGAINST ANY AND ALL LIABILITIES INCURRED, RESULTING FROM OR ARISING OUT OF THE INDEMNITEE'S SERVICE AS AN OFFICER OF THE CORPORATION, EXCEPT FOR SUCH LIABILITIES CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR WILLFUL VIOLATION OF APPLICABLE LAW BY THE INDEMNITEE. WYNDHAM ACKNOWLEDGES THAT THE FOREGOING INDEMNITY INCLUDES, BUT IS NOT LIMITED TO, AN AGREEMENT BY WYNDHAM TO INDEMNIFY THE INDEMNITEE AGAINST LIABILITIES CAUSED BY THE SIMPLE NEGLIGENCE OF THE INDEMNITEE AND THOSE AS TO WHICH THE INDEMNITEE MAY BE STRICTLY LIABLE.

       2. Cooperation. In consideration of the indemnification provided pursuant to paragraph 1 above, the Indemnitee agrees that, upon the request of Wyndham, whether made before, upon or after any termination of the Indemnitee's employment by Wyndham, the Indemnitee will cooperate with Wyndham to effect the transfer of any liquor license or licenses owned or held by the Corporation to Wyndham or Wyndham's designee.

       3. Further Assurances. Promptly upon the request of either party, the other party hereto will execute any and all documents, instruments and agreements as may be requested by the requesting party in order to carry out the intent of this Agreement and to perfect or give further assurances of any of the rights granted or provided for herein.

       4. Miscellaneous. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns. This Agreement shall be governed by and construed under the laws of the State of Texas.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.





                                            /s/ ELISE TURNER
                                         ----------------------------------

                                                 Elise Turner


                                      WYNDHAM MANAGEMENT CORPORATION, a Delaware corporation
                                      ("Wyndham")



                                      By:  /s/ JAMES D. CARREKER
                                         ----------------------------------

                                         Name:
                                                ---------------------------
                                         Title:
                                                ---------------------------

                           INDEMNIFICATION AGREEMENT



       THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into this 24th day of May, 1996, by and between Elise Turner (the "Indemnitee") and Wyndham Management Corporation, a Delaware corporation ("Wyndham").


Recitals:

       The Indemnitee is the Secretary of WNMB, Inc. (the "Corporation").

       The Corporation is the holder of liquor licenses for one or more hotels managed by Wyndham.

       The Indemnitee has requested that Wyndham indemnify and hold the Indemnitee harmless from any and claims, demands, liabilities, costs, fines and expenses (including reasonable attorneys' fees) (collectively, "Liabilities") (WITH "LIABILITIES" TO INCLUDE, WITHOUT LIMITATION, ALL LIABILITIES CAUSED BY THE SIMPLE NEGLIGENCE OF THE INDEMNITEE AND THOSE AS TO WHICH THE INDEMNITEE MAY BE STRICTLY LIABLE) incurred, resulting from or arising out of the Indemnitee's service as an officer of the Corporation, except for such Liabilities caused by the gross negligence, willful misconduct or willful violation of applicable law by the Indemnitee. Wyndham is willing to provide such indemnification on the terms and conditions set forth herein.

       For and in consideration of the premises and of the mutual covenants and agreements set forth herein, the Indemnitee and Wyndham agree as follows:

       1. Indemnification. WYNDHAM SHALL INDEMNIFY AND HOLD HARMLESS THE INDEMNITEE FROM AND AGAINST ANY AND ALL LIABILITIES INCURRED, RESULTING FROM OR ARISING OUT OF THE INDEMNITEE'S SERVICE AS AN OFFICER OF THE CORPORATION, EXCEPT FOR SUCH LIABILITIES CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR WILLFUL VIOLATION OF APPLICABLE LAW BY THE INDEMNITEE. WYNDHAM ACKNOWLEDGES THAT THE FOREGOING INDEMNITY INCLUDES, BUT IS NOT LIMITED TO, AN AGREEMENT BY WYNDHAM TO INDEMNIFY THE INDEMNITEE AGAINST LIABILITIES CAUSED BY THE SIMPLE NEGLIGENCE OF THE INDEMNITEE AND THOSE AS TO WHICH THE INDEMNITEE MAY BE STRICTLY LIABLE.

       2. Cooperation. In consideration of the indemnification provided pursuant to paragraph 1 above, the Indemnitee agrees that, upon the request of Wyndham, whether made before, upon or after any termination of the Indemnitee's employment by Wyndham, the Indemnitee will cooperate with Wyndham to effect the transfer of any liquor license or licenses owned or held by the Corporation to Wyndham or Wyndham's designee.

       3. Further Assurances. Promptly upon the request of either party, the other party hereto will execute any and all documents, instruments and agreements as may be requested by the requesting party in order to carry out the intent of this Agreement and to perfect or give further assurances of any of the rights granted or provided for herein.

       4. Miscellaneous. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns. This Agreement shall be governed by and construed under the laws of the State of Texas.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.





                                             /s/  ELISE TURNER
                                         ----------------------------------

                                                 Elise Turner


                                      WYNDHAM MANAGEMENT CORPORATION, a Delaware corporation
                                      ("Wyndham")



                                      By:  /s/ JAMES D. CARREKER
                                         ----------------------------------

                                         Name:
                                                ---------------------------
                                         Title:
                                                ---------------------------

                           INDEMNIFICATION AGREEMENT



       THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into this 24th day of May, 1996, by and between Elise Turner (the "Indemnitee") and Wyndham Management Corporation, a Delaware corporation ("Wyndham").


Recitals:

       The Indemnitee is the Secretary of MBWD, Inc. (the "Corporation").

       The Corporation is the holder of liquor licenses for one or more hotels managed by Wyndham.

       The Indemnitee has requested that Wyndham indemnify and hold the Indemnitee harmless from any and claims, demands, liabilities, costs, fines and expenses (including reasonable attorneys' fees) (collectively, "Liabilities") (WITH "LIABILITIES" TO INCLUDE, WITHOUT LIMITATION, ALL LIABILITIES CAUSED BY THE SIMPLE NEGLIGENCE OF THE INDEMNITEE AND THOSE AS TO WHICH THE INDEMNITEE MAY BE STRICTLY LIABLE) incurred, resulting from or arising out of the Indemnitee's service as an officer of the Corporation, except for such Liabilities caused by the gross negligence, willful misconduct or willful violation of applicable law by the Indemnitee. Wyndham is willing to provide such indemnification on the terms and conditions set forth herein.

       For and in consideration of the premises and of the mutual covenants and agreements set forth herein, the Indemnitee and Wyndham agree as follows:

       1. Indemnification. WYNDHAM SHALL INDEMNIFY AND HOLD HARMLESS THE INDEMNITEE FROM AND AGAINST ANY AND ALL LIABILITIES INCURRED, RESULTING FROM OR ARISING OUT OF THE INDEMNITEE'S SERVICE AS AN OFFICER OF THE CORPORATION, EXCEPT FOR SUCH LIABILITIES CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR WILLFUL VIOLATION OF APPLICABLE LAW BY THE INDEMNITEE. WYNDHAM ACKNOWLEDGES THAT THE FOREGOING INDEMNITY INCLUDES, BUT IS NOT LIMITED TO, AN AGREEMENT BY WYNDHAM TO INDEMNIFY THE INDEMNITEE AGAINST LIABILITIES CAUSED BY THE SIMPLE NEGLIGENCE OF THE INDEMNITEE AND THOSE AS TO WHICH THE INDEMNITEE MAY BE STRICTLY LIABLE.

       2. Cooperation. In consideration of the indemnification provided pursuant to paragraph 1 above, the Indemnitee agrees that, upon the request of Wyndham, whether made before, upon or after any termination of the Indemnitee's employment by Wyndham, the Indemnitee will cooperate with Wyndham to effect the transfer of any liquor license or licenses owned or held by the Corporation to Wyndham or Wyndham's designee.

       3. Further Assurances. Promptly upon the request of either party, the other party hereto will execute any and all documents, instruments and agreements as may be requested by the requesting party in order to carry out the intent of this Agreement and to perfect or give further assurances of any of the rights granted or provided for herein.

       4. Miscellaneous. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns. This Agreement shall be governed by and construed under the laws of the State of Texas.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.



                                            /s/  ELISE TURNER
                                         ----------------------------------

                                                 Elise Turner


                                      WYNDHAM MANAGEMENT CORPORATION, a Delaware corporation
                                      ("Wyndham")



                                      By:       /s/  JAMES D. CARREKER
                                         ----------------------------------

                                         Name:
                                                ---------------------------
                                         Title:
                                                ---------------------------

                           INDEMNIFICATION AGREEMENT



       THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into this 24th day of May, 1996, by and between Elise Turner (the "Indemnitee") and Wyndham Management Corporation, a Delaware corporation ("Wyndham").


Recitals:

       The Indemnitee is the Secretary of MBWH, Inc. (the "Corporation").

       The Corporation is the holder of liquor licenses for one or more hotels managed by Wyndham.

       The Indemnitee has requested that Wyndham indemnify and hold the Indemnitee harmless from any and claims, demands, liabilities, costs, fines and expenses (including reasonable attorneys' fees) (collectively, "Liabilities") (WITH "LIABILITIES" TO INCLUDE, WITHOUT LIMITATION, ALL LIABILITIES CAUSED BY THE SIMPLE NEGLIGENCE OF THE INDEMNITEE AND THOSE AS TO WHICH THE INDEMNITEE MAY BE STRICTLY LIABLE) incurred, resulting from or arising out of the Indemnitee's service as an officer of the Corporation, except for such Liabilities caused by the gross negligence, willful misconduct or willful violation of applicable law by the Indemnitee. Wyndham is willing to provide such indemnification on the terms and conditions set forth herein.

       For and in consideration of the premises and of the mutual covenants and agreements set forth herein, the Indemnitee and Wyndham agree as follows:

       1. Indemnification. WYNDHAM SHALL INDEMNIFY AND HOLD HARMLESS THE INDEMNITEE FROM AND AGAINST ANY AND ALL LIABILITIES INCURRED, RESULTING FROM OR ARISING OUT OF THE INDEMNITEE'S SERVICE AS AN OFFICER OF THE CORPORATION, EXCEPT FOR SUCH LIABILITIES CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR WILLFUL VIOLATION OF APPLICABLE LAW BY THE INDEMNITEE. WYNDHAM ACKNOWLEDGES THAT THE FOREGOING INDEMNITY INCLUDES, BUT IS NOT LIMITED TO, AN AGREEMENT BY WYNDHAM TO INDEMNIFY THE INDEMNITEE AGAINST LIABILITIES CAUSED BY THE SIMPLE NEGLIGENCE OF THE INDEMNITEE AND THOSE AS TO WHICH THE INDEMNITEE MAY BE STRICTLY LIABLE.

       2. Cooperation. In consideration of the indemnification provided pursuant to paragraph 1 above, the Indemnitee agrees that, upon the request of Wyndham, whether made before, upon or after any termination of the Indemnitee's employment by Wyndham, the Indemnitee will cooperate with Wyndham to effect the transfer of any liquor license or licenses owned or held by the Corporation to Wyndham or Wyndham's designee.

       3. Further Assurances. Promptly upon the request of either party, the other party hereto will execute any and all documents, instruments and agreements as may be requested by the requesting party in order to carry out the intent of this Agreement and to perfect or give further assurances of any of the rights granted or provided for herein.

       4. Miscellaneous. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns. This Agreement shall be governed by and construed under the laws of the State of Texas.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.




                                              /s/  ELISE TURNER
                                         ----------------------------------

                                                   Elise Turner


                                      WYNDHAM MANAGEMENT CORPORATION, a Delaware corporation
                                      ("Wyndham")



                                      By:    /s/  JAMES D. CARREKER
                                         ----------------------------------

                                         Name:
                                                ---------------------------
                                         Title:
                                                ---------------------------

                           INDEMNIFICATION AGREEMENT



       THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into this 24th day of May, 1996, by and between Elise Turner (the "Indemnitee") and Wyndham Management Corporation, a Delaware corporation ("Wyndham").


Recitals:

       The Indemnitee is the Secretary of BHMB, Inc. (the "Corporation").

       The Corporation is the holder of liquor licenses for one or more hotels managed by Wyndham.

       The Indemnitee has requested that Wyndham indemnify and hold the Indemnitee harmless from any and claims, demands, liabilities, costs, fines and expenses (including reasonable attorneys' fees) (collectively, "Liabilities") (WITH "LIABILITIES" TO INCLUDE, WITHOUT LIMITATION, ALL LIABILITIES CAUSED BY THE SIMPLE NEGLIGENCE OF THE INDEMNITEE AND THOSE AS TO WHICH THE INDEMNITEE MAY BE STRICTLY LIABLE) incurred, resulting from or arising out of the Indemnitee's service as an officer of the Corporation, except for such Liabilities caused by the gross negligence, willful misconduct or willful violation of applicable law by the Indemnitee. Wyndham is willing to provide such indemnification on the terms and conditions set forth herein.

       For and in consideration of the premises and of the mutual covenants and agreements set forth herein, the Indemnitee and Wyndham agree as follows:

       1. Indemnification. WYNDHAM SHALL INDEMNIFY AND HOLD HARMLESS THE INDEMNITEE FROM AND AGAINST ANY AND ALL LIABILITIES INCURRED, RESULTING FROM OR ARISING OUT OF THE INDEMNITEE'S SERVICE AS AN OFFICER OF THE CORPORATION, EXCEPT FOR SUCH LIABILITIES CAUSED BY THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR WILLFUL VIOLATION OF APPLICABLE LAW BY THE INDEMNITEE. WYNDHAM ACKNOWLEDGES THAT THE FOREGOING INDEMNITY INCLUDES, BUT IS NOT LIMITED TO, AN AGREEMENT BY WYNDHAM TO INDEMNIFY THE INDEMNITEE AGAINST LIABILITIES CAUSED BY THE SIMPLE NEGLIGENCE OF THE INDEMNITEE AND THOSE AS TO WHICH THE INDEMNITEE MAY BE STRICTLY LIABLE.

       2. Cooperation. In consideration of the indemnification provided pursuant to paragraph 1 above, the Indemnitee agrees that, upon the request of Wyndham, whether made before, upon or after any termination of the Indemnitee's employment by Wyndham, the Indemnitee will cooperate with Wyndham to effect the transfer of any liquor license or licenses owned or held by the Corporation to Wyndham or Wyndham's designee.

       3. Further Assurances. Promptly upon the request of either party, the other party hereto will execute any and all documents, instruments and agreements as may be requested by the requesting party in order to carry out the intent of this Agreement and to perfect or give further assurances of any of the rights granted or provided for herein.

       4. Miscellaneous. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns. This Agreement shall be governed by and construed under the laws of the State of Texas.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.





                                             /s/  ELISE TURNER
                                         ----------------------------------

                                                  Elise Turner


                                      WYNDHAM MANAGEMENT CORPORATION, a
                                      Delaware corporation
                                      ("Wyndham")




                                      By:    /s/  JAMES D. CARREKER
                                         ----------------------------------

                                         Name:
                                                ---------------------------
                                         Title:
                                                ---------------------------